SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): January 13, 2003


                                IMPROVENET, INC.
             (Exact name of registrant as specified in its charter)



            Delaware                    000-29927                77-0452868
(State or other Jurisdiction of    (Commission File No.)       (IRS Employer
         Incorporation                                       Identification No.)


                        8930 E. Raintree Drive, Suite 300
                            Scottsdale, Arizona 85260
        (Address of Registrant's Principal Executive Offices) (Zip Code)


                               1286 Oddstad Drive
                             Redwood City, CA 94063
          (Former Address of Registrant's Principal Executive Offices)


                                 (480) 346-0000
              (Registrant's telephone number, including area code)

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

(a)  Previous independent accountants.

     (i) On January 13, 2003, PricewaterhouseCoopers LLP resigned as independent accountants of ImproveNet, Inc.

     (ii) The reports of PricewaterhouseCoopers LLP on the financial statements for the past two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle. However, the audit report for the financial statements for the year ended December 31, 2001 contained an explanatory paragraph in respect of substantial doubt about the Company's ability to continue as a going concern.

     (iii) In connection with its audits for the two most recent fiscal years and through January 13, 2003, there have been no disagreements with PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of PricewaterhouseCoopers LLP would have caused them to make reference thereto in their report on the financial statements for such years.

     (iv) During the two most recent fiscal years and through January 13, 2003, there have been no reportable events (as defined in Regulation S-K
           Item 304(a)(1)(v)).

     (v) The Registrant has requested PricewaterhouseCoopers LLP furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of such letter, dated January 21, 2003, is filed as Exhibit 16.1 to this Form 8-K.

(b)  New independent accountants

     (i) With the resignation of PricewaterhouseCoopers LLP as its principal independent accountant, the Company engaged Semple & Cooper, LLP ("Semple") as the Company's principal independent accountant. The Company's Board of Directors approved the appointment of Semple as the Company's principal independent accountants and auditors on January 15, 2003. During the two most recent fiscal years and subsequent interim periods, the Company has not consulted with Semple regarding (i) either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, or (ii) any matter that was either the subject of disagreement on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures or a reportable event (as defined in Item 304 (a) (1) (v) of Regulation S-K). Semple has served as the principal independent accountant during the two most recent fiscal years for eTechLogix, Inc. which is a wholly-owned subsidiary of the Company as a result of the merger transaction on December 23, 2002 and described on Form 8-K filed by the Company on January 7, 2003.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)  Exhibits

     Exhibit No.                          Description
     -----------                          -----------
        16.1 Letter from PricewaterhouseCoopers, LLP stating agreement with matters presented in Form 8-K dated January 21, 2003


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        IMPROVENET, INC.


                                        By: /s/ Jeffrey I. Rassas
                                            ------------------------------------
                                            Jeffrey I. Rassas,
Dated: January 21, 2003                     CEO


                                  EXHIBIT INDEX


Exhibit No.                               Description
-----------                               -----------
   16.1 Letter from PricewaterhouseCoopers, LLP stating agreement with matters presented in Form 8-K dated January 21, 2003